Earnings Conference Call – Third Quarter 2013 November 6, 2013 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our capital structure and termination of our accelerated share repurchase program; and the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.
We have included herein certain non-GAAP financial information, including certain fiscal 2012 information adjusted to reflect an acquisition and a divestiture that occurred during 2012.  In addition to helping us assess our operating performance, we believe that these non-GAAP financial measures assist investors in understanding our operations and results.  However, non-GAAP results should not be regarded as a substitute for corresponding GAAP measures, and should be viewed in conjunction with our consolidated financial statements prepared in accordance with GAAP.  Reconciliations of such non-GAAP information to actual results are set forth in Appendices A, B and C.

Q3 2013 Results
2013 2012 % Change 2013 2012 % Change
Total revenues $3,316,665 $2,880,409 15.1% $9,599,194 $8,388,237 14.4%
Total net revenues $463,306 $432,670 7.1% $1,391,630 $1,272,939 9.3%
Income from operations $176,355 $187,257 -5.8% $527,537 $541,716 -2.6%
Net income $107,737 $116,330 -7.4% $322,952 $337,412 -4.3%
Earnings per share
(diluted)
$0.69 $0.72 -4.2% $2.03 $2.08 -2.4%
Three months ended September 30 Nine months ended September 30
In thousands, except per share amounts
• Total revenue growth is primarily a result of acquired business and market share gains
• Net revenue margin compression continues to be a challenge
• We continue to invest in the business and have confidence in our long term strategy
• Accelerated Share Repurchases, made in late August 2013, had no EPS impact in the third quarter. We expect an approximate $.02 per quarter EPS impact in the future

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

In thousands
2013 Actual
2012
Actual
T-Chek
Operations
Phoenix
Operations
2012 Pro
Forma
% Change
Pro Forma
Total revenues
$3,316,665 $2,880,409 -$13,204 $216,219 $3,083,424 7.6%
Total net revenues
$463,306 $432,670 -$13,204 $42,323 $461,789 0.3%
Personnel expenses
204,388 179,342 -3,470 20,799 196,671 3.9%
Selling, general & admin
77,523 65,112 -2,855 7,602 69,859 11.0%
Acquisition amortization
5,040 959 - 4,067 5,026 0.3%
Total operating expenses
286,951 245,413 -6,325 32,468 271,556 5.7%
Income from operations
$176,355 $187,257 -$6,879 $9,855 $190,233 -7.3%
Percent of net revenue
38.1% 43.3% 52.1% 23.3% 41.2% -7.5%
Q3 2013 Actual Compared to Q3 2012 Pro Forma
• 2012 Pro Forma includes the effects of the disposition of T-Chek and acquisition of Phoenix as if they had occurred at the beginning of our 2012 fiscal year. A reconciliation of actual results for the third quarter of 2012 to pro forma appears in Appendix A
• Excluding the employees of Phoenix, Apreo and T-Chek, average headcount increased approximately eight percent in the third quarter of 2013 compared to the third quarter of 2012. Headcount increases were partially offset by declines in variable incentive plans based on earnings growth
• Income from operations as a percent of net revenue has been generally consistent through the first three quarters of
2013
• (Q1 2013 37.0%, Q2 2013 38.6%, Q3 2013 38.1%)
• See Appendix B for the nine months ending September 30, 2012.
Three months ended September 30

Transportation Results Q3 2013
•
Total revenue growth is primarily attributed to the Phoenix acquisition and Truckload volume growth
•
Significant net revenue margin compression in Truckload, partially offset by margin expansion in the Global Forwarding services
2013 2012 % Change 2013 2012 % Change
Total revenues $2,880,901 $2,445,883 17.8% $8,302,160 $7,099,485 16.9%
Total net revenues $429,978 $382,774 12.3% $1,282,375 $1,118,996 14.6%
Net revenue margin 14.9% 15.6% -4.6% 15.4% 15.8% -2.0%
Three months ended September 30 Nine months ended September 30
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Q1 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9% 16.2%
Q2 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9% 15.3%
Q3 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6% 14.9%
Q4 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8%

Truckload Results Q3 2013
2013 2012 % Change 2013 2012 % Change
$265,509 $269,097 -1.3% $798,448 $788,872 1.2%
Three months ended September 30 Nine months ended September 30
TRUCKLOAD NET REVENUES in thousands
Quarter
Year to
Date
Volume 13% 10%
Pricing * 2% 1%
Net revenue margin
TRUCKLOAD
Year over year change
*Excluding estimated impact of fuel
•
North America Truckload volumes grew approximately nine percent in the third quarter when compared to the third quarter of 2012
•
North America Truckload cost per mile, excluding the impact of fuel, increased approximately four percent in the third quarter of 2013 when compared to the third quarter of 2012
•
North America Truckload price per mile, excluding the impact of fuel, increased approximately two percent in the third quarter of 2013 when compared to the third quarter of 2012

LTL Results Q3 2013
2013 2012 % Change 2013 2012 % Change
$61,436 $58,863 4.4% $180,638 $167,135 8.1%
Three months ended September 30 Nine months ended September 30
LTL NET REVENUES in thousands
Quarter Year to Date
Volume 5% 8%
Pricing
Net revenue margin
LTL
Year over year change
•
Net revenue growth rate slowed in the third quarter when compared to the growth rate in the first two quarters of 2013
•
LTL experienced net revenue margin compression in the third quarter of 2013 when compared to the third quarter of 2012
•
Carrier costs are increasing industry wide, customer pricing has not kept up with the increase in carrier costs
•
LTL marketplace remains very competitive

Intermodal Results Q3 2013
•
Net revenues up slightly based on price increases and slightly higher margins offset by reduced volume from customers.
•
The mix of business was improved in the third quarter of 2013 by eliminating some low or unprofitable lanes and added volume from truckload conversion.
2013 2012 % Change 2013 2012 % Change
$10,202 $10,074 1.3% $29,223 $29,804 -1.9%
Three months ended September 30 Nine months ended September 30
INTERMODAL NET REVENUES  in thousands
Quarter
Year to
Date
Volume
Pricing
Net revenue margin
Year over year change

Global Forwarding Results Q3 2013
Ocean, Air and Customs
2013 2012 % Change 2013 2012 % Change
Ocean $49,692 $18,498 168.6% $141,304 $51,217 175.9%
Air $18,137 $9,046 100.5% $55,107 $28,496 93.4%
Customs $8,932 $4,109 117.4% $27,307 $11,443 138.6%
Three months ended September 30 Nine months ended September 30
NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
OCEAN
Quarter Year to Date
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
•
Significant net revenue increases resulting from the acquisition of Phoenix International
•
In the third quarter, CHRW was the #1 NVOCC from China, Eastbound (ranking based on
TEU’s shipped in the third quarter of 2013)

Phoenix Integration Update
•
Global Forwarding results through three quarters on track with the acquisition plan
•
Year one integration plan, on track with good results to date
•
Year two integration initiatives include, systems conversions and sales activities from the combined global forwarding network
2013 2012 % Change
Actual C.H. Robinson
net revenue
$76,761 $31,653 142.5%
Phoenix net revenue * $42,323
Total * $76,761 $73,976 3.8%
Three months ended September 30
OCEAN, AIR, AND CUSTOMS NET REVENUE
In thousands
* See Appendices A and C for
reconciliation information for
2012 periods
2013 2012 % Change
$223,718 $91,156 145.4%
$125,243
$223,718 $216,399 3.4%
Nine months ended September 30

Other Logistics Services Results Q3 2013
•
Other Logistics Services net revenues include transportation management services, warehousing and small parcel
•
These services continue to perform well and the sales pipeline is strong
2013 2012 % Change 2013 2012 % Change
$16,070 $13,087 22.8% $50,348 $42,029 19.8%
Three months ended September 30
Nine months ended September 30
NET REVENUES  in thousands

Sourcing Results Q3 2013
•
Low crop yields due primarily to weather drove higher cost of goods sold and a disruption in planned supply
•
Lost certain commodity business with a significant customer
•
Case volume decreased approximately one percent in the third quarter of 2013 compared to the third quarter of 2012
•
Our foodservice business segment experiencing growth with existing customers and through the addition of new customers in the third quarter of 2013 compared to the third quarter of 2012
2013 2012 % Change 2013 2012 % Change
Total revenues $432,373 $418,377 3.3% $1,287,036 $1,240,704 3.7%
Total net revenues $30,553 $33,747 -9.5% $101,151 $105,895 -4.5%
Net revenue margin 7.1% 8.1% -12.4% 7.9% 8.5% -7.9%
Three months ended September 30 Nine months ended September 30
SOURCING  in thousands

2013 2012 % Change 2013 2012 % Change
Net cash provided by operating
activities
$124,658 $157,128 -20.7% $182,929 $267,156 -31.5%
Capital expenditures, net $11,659 $13,921 -16.2% $34,236 $38,891 -12.0%
Three months ended September 30 Nine months ended September 30
September 30, 2013
Cash &
investments
$129,723
Current assets $1,753,441
Total assets $2,891,568
Debt $850,000
Current liabilities $1,306,231
Stockholders’
investment
$988,563
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
In thousands, except share and per share amounts
• Strong operating cash flow quarter
• Total debt $850 million
• Borrowed $500 million during the
quarter
• Average duration 15 years
•
Average coupon 4.28%

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Repurchases of Common Stock
in thousands except per share
Q3 2013 YTD through Sept. 30, 2013
ASR Other  Activity Total ASR Other Activity Total
Shares
6,119 1,219 7,338 6,119 3,671 9,790
Average price per share
$59.24 $59.80
Total cost of shares
$72,198 $219,556
• Year to date total includes the shares withheld on the delivery of restricted shares to employees
• $500 million Accelerated Share Repurchase (ASR) initiated on August 26, 2013
• 6.1 million shares delivered upon initial purchase, approximately 70% of total expected shares
• Share repurchases under the ASR program will terminate between December 11, 2013 and April 16,
2014 at the discretion of the participating banks
• Final number of shares acquired will be based upon the average of the daily VWAP, less and agreed to discount, during the duration or the share repurchase program
• Balance of shares purchased, will be delivered upon termination of the program

A look ahead
•
The truckload environment remains challenging and it will be difficult to grow our earnings in the fourth quarter of 2013
•
We will continue to invest in our business, including our focus on;
•
Market Share Gains
•
Global Forwarding network
•
European Network
•
Management Services
•
Share repurchases and evaluation of potential M&A opportunities
•
We have confidence in our long term strategy and will discuss key initiatives during the
Investor Day event on November 19

2012 Actual	T-Chek Operations (1)	Phoenix Operations (1)	2012 Pro Forma
Total revenues	$2,880,409	-$13,204	$216,219	$3,083,424
Purchased transportation and related services	2,063,109	-	173,896	2,237,005
Purchased products sourced for resale	384,630	-	-	384,630
Total purchased services and products	2,447,739	-	173,896	2,621,635
Net revenues (2)	432,670	-13,204	42,323	461,789
Personnel expenses	179,342	-3,470	20,799	196,671
Selling, general and administrative expenses	65,112	-2,855	7,602	69,859
Amortization of acquisition intangibles	959	-	4,067	5,026
Total other operating expenses	245,413	-6,325	32,468	271,556
Income from Operations	$187,257	-$6,879	$9,855	$190,233

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix A: Q3 2012 Actual to Pro Forma Reconciliation
In thousands
Three months ended September 30
1. Adjustments have been made to historical Phoenix operations for addition of amortization expense of finite-
lived intangible assets recorded in connection with the acquisition ($4.1 million), rent expense for lease agreements entered into in connection with the acquisition ($84 thousand), and depreciation on a building acquired in the acquisition ($37 thousand). An adjustment has also been made to reduce purchased transportation and related services ($7.3 million) and other selling, general, and administrative expenses
($13.5 million) and to increase personnel expenses ($20.8 million) to conform to C.H. Robinson’s historical financial reporting presentation. There were no pro forma adjustments to the T-Chek historical results.
2. Net revenues are our total revenues less purchased transportation and related services, including contracted motor carrier, rail, ocean, air, and other costs, and the purchased price and services related to the products we source.

In thousands
2013 Actual
2012
Actual
T-Chek
Operations
Phoenix
Operations
2012 Pro
Forma
% Change
Pro Forma
Total net revenues
$1,391,630 $1,272,939 -$39,333 $125,243 $1,358,849 2.4%
Personnel expenses
623,042 539,964 -11,176 61,899 590,687 5.5%
Selling, general & admin
225,938 188,622 -8,781 26,352 206,193 9.6%
Acquisition amortization
15,113 2,637 - 12,200 14,837 1.9%
Total operating expenses
864,093 731,223 -19,957 100,451 811,717 6.5%
Income from operations
$527,537 $541,716 -$19,376 $24,792 $547,132 -3.6%
Percent of net revenue
37.9% 42.6% 49.3% 19.8% 40.3% -6.0%
Appendix B: Nine Month 2013 Actual Compared to Nine Month 2012 Pro Forma
• 2012 Pro Forma includes the effects of the disposition of T-Chek and acquisition of
Phoenix as if they had occurred at the beginning of our 2012 fiscal year. A reconciliation of actual 2012 results to pro forma appears in Appendix C
Nine months ended September 30

2012 Actual	T-Chek Operations (1)	Phoenix Operations (1)	2012 Pro Forma
Total revenues	$8,388,237	-$39,333	$622,827	$8,971,731
Purchased transportation and related services	5,980,489	-	497,584	6,478,073
Purchased products sourced for resale	1,134,809	-	-	1,134,809
Total purchased services and products	7,115,298	-	497,584	7,612,882
Net revenues (2)	1,272,939	-39,333	125,243	1,358,849
Personnel expenses	539,964	-11,176	61,899	590,687
Selling, general and administrative expenses	188,622	-8,781	26,352	206,193
Amortization of acquisition intangibles	2,637	-	12,200	14,837
Total other operating expenses	731,223	-19,957	100,451	811,717
Income from Operations	$541,716	-$19,376	$24,792	$547,132

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix C: Nine Month 2012 Actual to Pro Forma Reconciliation
In thousands
Nine months ended September 30
1. Adjustments have been made to historical Phoenix operations for addition of amortization expense of finite-lived intangible assets recorded in connection with the acquisition ($12.2 million), rent expense for lease agreements entered into in connection with the acquisition ($252 thousand), and depreciation on a building acquired in the acquisition ($111 thousand). An adjustment has also been made for the elimination of contractual changes in compensation ($5.1 million). An adjustment has also been made to reduce purchased transportation and related services ($21.9 million) and other selling, general, and administrative expenses ($45.1 million) and to increase personnel expenses
($67.0 million) to conform to C.H. Robinson’s historical financial reporting presentation. There were no pro forma adjustments to the T-Chek historical results.
2. Net revenues are our total revenues less purchased transportation and related services, including contracted motor carrier, rail, ocean, air, and other costs, and the purchased price and services related to the products we source.